Offerings - Offering: 1	Nov. 26, 2025 USD ($)
Offering:
Fee Previously Paid	false
Rule 0-11	true
Transaction Valuation	$ 16,677,208.86
Fee Rate	0.01381%
Amount of Registration Fee	$ 2,303.12
Offering Note	(1) Calculated solely for purposes of determining the amount of the filing fee. This amount is based upon the offer to purchase up to 1,749,969.45 shares of common stock, par value $0.01 per share, of AB Private Credit Investors Corporation, at a price equal to $9.53 per share, which represents the Fund's net asset value per share as of September 30, 2025, and is used for purposes of calculating the estimated aggregate maximum purchase price for shares. (2) The amount of the filing fee, calculated in accordance with Rule 0-11 under the Securities Exchange Act of 1934, as amended, as modified by that Section 6(b) Filing Fee Rate Advisory for Fiscal Year 2026, equals $138.10 per million dollars of the value of the transaction.